UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 7, 2008
Date of Report (Date of earliest event reported)

CELLCYTE GENETICS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-52238	86-1127046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 220th Street, Suite 103, Bothell Washington	98021
(Address of principal executive offices)	(Zip Code)

(425) 483-6101
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 -  OTHER EVENTS

Item 8.01         Other Events

CellCyte Genetics Corporation (the "Company") has determined to reduce the exercise price of certain warrants to purchase common shares of the Company, which warrants were issued on March 30, 2007, as more fully described in a July 7, 2008 letter addressed to the holders of such warrants (which letter is attached hereto as Exhibit 99.1). In addition, a prospectus supplement to the Company's prospectus dated July 11, 2007, as filed with the United States Securities and Exchange Commission, will be filed to disclose the repricing.

Item 9.01          Financial Statements and Exhibits

(a)        Financial Statements of Business Acquired

Not applicable.

(b)        Pro forma Financial Information

Not applicable.

(c)        Shell Company Transaction

Not applicable.

(d)        Exhibits
Exhibit	Description
99.1	July 7, 2008 Letter from the Company to Holders of Warrants issued on March 30, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CELLCYTE GENETICS CORPORATION
Date: July 8, 2008.	/s/ Gary A. Reys Name: Gary A. Reys Title: President, Chief Executive Officer and a director

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